COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

SUPPLEMENT DATED JUNE 4, 2008

TO

PROSPECTUS DATED MAY 1, 2008

Effective June 2, 2008, the Board of Directors approved the use of UBS Global Infrastructure & Utilities 50/50 Index as the benchmark index for the Fund. In connection with this change, the following information replaces the information relating to Average Annual Total Returns found under “Historical Fund Performance” in the Fund’s prospectus:

This table shows the average annual total returns of the Fund’s Class A, B and C shares for the past year, and the period since the Fund commenced operations, and compares these returns with the performance of three indexes. Index performance does not reflect deduction for fees, expenses or taxes. After-tax returns are shown for Class A shares only. After-tax returns for the other classes will vary. Class B shares are no longer being offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

	1 Year		Since Inception**
Class A Shares
Return Before Taxes	18.26	%(a)	19.95	%(a)
Return After Taxes on Distributions	15.23%		18.48%
Return After Taxes on Distributions and Sale of Fund Shares	15.06%		17.23%
Class B Shares
Return Before Taxes	18.14	%(b)	20.14	%(c)
Class C Shares
Return Before Taxes	22.04	%(d)	20.89	%(e)
UBS Global Infrastructure & Utilities 50/50 Index *	21.20%		27.64%
S&P 1500 Utilities Index*	16.46%		20.95%
S&P 500® Index*	5.49%		10.00%

(for periods ended December 31, 2007)

*	The UBS Global Infrastructure & Utilities 50/50 Index tracks a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The utilities sector excludes the sub-sector generation utilities. The index is free-float market capitalization weighted and is reconstituted annually with quarterly rebalances. The S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 75 companies whose primary business involves generation, transmission and/or distribution of electricity and/or natural gas. Since the Fund changed its investment strategy effective April 1, 2008 to a broader infrastructure strategy, the S&P 1500 Utilities Index will not be shown after the current fiscal year. The Standard & Poor’s 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.
**	The inception date was May 3, 2004.
(a)	Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 23.84% for the year ended December 31, 2007 and 21.47% since inception.
(b)	Return includes a deferred sales charge of 5%. Without the deferred sales charge, the returns would have been 23.14% for the year ended December 31, 2007.
(c)	Return includes a deferred sales charge of 3%. Without the deferred sales charge, the returns would have been 20.66% for the year ended December 31, 2007.
(d)	Return includes a deferred sales charge of 1%. Without the deferred sales charge, the returns would have been 23.04% for the year ended December 31, 2007.
(e)	Return does not include a sales charge.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

CLASS I SHARES

SUPPLEMENT DATED JUNE 4, 2008

TO

PROSPECTUS DATED MAY 1, 2008

Effective June 2, 2008, the Board of Directors approved the use of UBS Global Infrastructure & Utilities 50/50 Index as the benchmark index for the Fund. In connection with this change, the following information replaces the information relating to Average Annual Total Returns found under “Historical Fund Performance” in the Fund’s prospectus:

This table shows the average annual total returns of the Fund’s Class I shares for the past year, and the period since Class I shares the Fund commenced operations, and compares these returns with the performance of three indexes. Index performance does not reflect deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2007)

	1 Year	Since Inception**
Return Before Taxes	24.36%	21.88%
Return After Taxes on Distributions	21.07%	20.32%
Return After Taxes on Distributions and Sale of Fund Shares	19.21%	18.93%
UBS Global Infrastructure & Utilities 50/50 Index *	21.20%	27.64%
S&P 1500 Utilities Index*	16.46%	20.95%
S&P 500® Index*	5.49%	10.00%

*	The UBS Global Infrastructure & Utilities 50/50 Index tracks a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The utilities sector excludes the sub-sector generation utilities. The index is free-float market capitalization weighted and is reconstituted annually with quarterly rebalances. The S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 75 companies whose primary business involves generation, transmission and/or distribution of electricity and/or natural gas. Since the Fund changed its investment strategy effective April 1, 2008 to a broader infrastructure strategy, the S&P 1500 Utilities Index will not be shown after the current fiscal year. The Standard & Poor’s 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.
**	The inception date was May 3, 2004.